UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2024

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1700, 370 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

Asset-Sale Term Credit Agreement and Two-Year Term Credit Agreement

On December 10, 2024, Ovintiv Inc. (“Ovintiv”) entered into (i) an Asset-Sale Term Credit Agreement (the “Asset-Sale Term Credit Agreement”) and (ii) a Two-Year Term Credit Agreement (the “Two-Year Term Credit Agreement”), in each case, by and among Ovintiv, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto (each a “Term Credit Agreement” and, collectively, the “Term Credit Agreements”). The Asset-Sale Term Credit Agreement provides for a 364-day term loan facility in an aggregate principal amount of $1.5 billion and the Two-Year Term Credit Agreement provides for a two-year term loan facility in an aggregate principal amount of $1.0 billion (each, a “Term Loan Facility” and, collectively, the “Term Loan Facilities”) to be funded on the date (as applicable, the “Funding Date”) on which certain conditions, including the prior or substantially concurrent consummation of the Montney Acquisition (defined below), have been satisfied or waived by the requisite lenders under the applicable Term Credit Agreement. The Term Loan Facilities are intended to partially finance the previously announced acquisition by Ovintiv of assets from Paramount Resources Ltd. (the “Montney Acquisition”). As used herein, the “Asset-Sale Term Loan Facility” refers to the Term Loan Facility governed by the Asset-Sale Term Credit Agreement, and the “Two-Year Term Loan Facility” refers to the Term Loan Facility governed by the Two-Year Term Credit Agreement.

The Two-Year Term Loan Facility is scheduled to mature on the second anniversary of the Funding Date, and the Asset-Sale Term Facility is scheduled to mature 364 days after the Funding Date. The Asset-Sale Term Loan Facility bears interest, at Ovintiv’s option, at (i) the Base Rate (as defined in the Asset-Sale Term Credit Agreement), plus an applicable margin ranging from 0 basis points to 100 basis points, depending on Ovintiv’s credit ratings, or (ii) the Adjusted Term SOFR (as defined in the Asset-Sale Term Credit Agreement), plus an applicable margin ranging from 100 basis points to 200 basis points, depending on Ovintiv’s credit ratings. The Two-Year Term Loan Facility bears interest, at Ovintiv’s option, at (a) the Base Rate (as defined in the Two-Year Term Credit Agreement), plus an applicable margin ranging from 12.5 basis points to 112.5 basis points, depending on Ovintiv’s credit ratings, or (b) the Adjusted Term SOFR (as defined in the Two-Year Term Credit Agreement), plus an applicable margin ranging from 112.5 basis points to 212.5 basis points, depending on Ovintiv’s credit ratings. Ovintiv’s obligations under the Term Credit Agreements are guaranteed by Ovintiv Canada ULC, a British Columbia corporation and wholly owned subsidiary of Ovintiv (“Ovintiv Canada”).

Each of the Term Credit Agreements contains representations and warranties, affirmative and negative covenants and events of default that Ovintiv considers customary for an agreement of that type, including a covenant that requires Ovintiv’s ratio of consolidated debt to consolidated capitalization (expressed as a percentage) not to exceed 60% as of the last day of each fiscal quarter. Under each of the Term Credit Agreements, if an event of default exists, the lenders holding more than 50% of the commitments under the applicable Term Credit Agreement may terminate all of the commitments under the applicable Term Credit Agreement and require the immediate repayment of all outstanding borrowings under the applicable Term Credit Agreement.

One or more lenders party to the Term Credit Agreements have in the past performed, and may in the future, from time to time, perform investment banking, financial advisory, lending or commercial banking services for Ovintiv and its subsidiaries, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The above description of the material terms and conditions of the Asset-Sale Term Credit Agreement and the Two-Year Term Credit Agreement is a summary only and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Asset-Sale Term Credit Agreement and the Two-Year Term Credit Agreement, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Amendment No. 1 to Amended and Restated U.S. Credit Agreement

On December 10, 2024, Ovintiv entered into Amendment No. 1 (the “U.S. Credit Agreement Amendment”), dated as of December 10, 2024, among Ovintiv, as Borrower, Ovintiv Canada, as Guarantor, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto, amending that certain Amended and Restated Credit Agreement, dated as of April 1, 2022, among Ovintiv, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders from time to time party thereto (the “U.S. Credit Agreement”).

The U.S. Credit Agreement Amendment, among other things, extended the maturity of the commitments established under the U.S. Credit Agreement to December 10, 2029.

The foregoing description of the U.S. Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by the actual U.S. Credit Agreement Amendment, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amending Agreement to Amended and Restated Canadian Credit Agreement

On December 10, 2024, Ovintiv Canada entered into the Second Amending Agreement (the “Canadian Credit Agreement Amendment”), dated as of December 10, 2024, among Ovintiv Canada, as Borrower, Ovintiv, as Guarantor, the Royal Bank of Canada, as Administrative Agent, and the lenders party thereto, amending that certain Amended and Restated Credit Agreement, dated as of April 1, 2022, among Ovintiv Canada, as Borrower, Ovintiv, as Guarantor, the Royal Bank of Canada, as Administrative Agent, and the lenders party thereto, as amended by the First Amending Agreement, dated as of June 26, 2024, among Ovintiv Canada, as Borrower, Ovintiv, as Guarantor, the Royal Bank of Canada, as Administrative Agent, and the lenders party thereto (the “Canadian Credit Agreement”).

The Canadian Credit Agreement Amendment, among other things, extended the maturity of the commitments established under the Canadian Credit Agreement to December 10, 2029.

The foregoing description of the Canadian Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by the actual Canadian Credit Agreement Amendment, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 10.1*	Asset-Sale Term Credit Agreement, dated as of December 10, 2024, among Ovintiv, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

Exhibit 10.2*	Two-Year Term Credit Agreement, dated as of December 10, 2024, among Ovintiv, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

Exhibit 10.3*	Amendment No. 1 to Amended and Restated Credit Agreement, dated as of December 10, 2024, between Ovintiv, as Borrower, Ovintiv Canada, as Guarantor, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

Exhibit 10.4*	Second Amending Agreement to Amended and Restated Credit Agreement, dated as of December 10, 2024, among Ovintiv Canada, as Borrower, Ovintiv, as Guarantor, the financial institutions party thereto, as lenders, and Royal Bank of Canada, as Administrative Agent.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Ovintiv hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2024

OVINTIV INC.
(Registrant)

By:	/s/ Dawna I. Gibb
	Name:	Dawna I. Gibb
	Title:	Assistant Corporate Secretary